UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2008

CHINA BAK BATTERY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49712	86-0442833
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China

(Address of principal executive offices)

(86-755) 8977-0093
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 are certain presentation materials dated August 2008 of China BAK Battery, Inc. (the “Company”).

Item 8.01     Other Events.

On August 26, 2008, the Company filed a Current Report on Form 8-K (the “Previous Form 8-K”) describing a Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by the Company on August 22, 2008 with certain purchasers (the “Purchasers”). The Securities Purchase Agreement provided for the offering and sale to the Purchasers of an aggregate of 4,102,564 shares of the Company’s common stock (the “New Shares”) at $3.90 per share, for an aggregate purchase price of $16 million. Pursuant to the Securities Purchase Agreement, the Purchasers would also receive warrants to purchase an aggregate of 4,102,564 additional shares of the Company’s common stock (together with the New Shares, the “Shares”) at an exercise price of $3.90 per share. The warrants would be exercisable for 60 days beginning on the date of the initial issuance of the warrants. The Shares (including the Shares issuable upon exercise of the warrants) were to be drawn-down off of a shelf registration statement (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on July 10, 2008. The offering of the Shares and warrants described above is referred to hereinafter as the “Offering.”

The Offering closed on August 26, 2008. All of the 4,102,564 Shares and warrants to purchase 4,102,564 Shares were sold and issued. The Shares were issued pursuant to, and drawn down off of, the Registration Statement, and a prospectus and prospectus supplement (collectively, the “Prospectus”) filed by the Company on August 26, 2008. The Company received gross proceeds of $16 million before various fees and expenses described in the Prospectus.

Brean Murray, Carret & Co., LLC (the “Placement Agent”) acted as the Company’s placement agent in connection with the Offering pursuant to a placement agency agreement (the “Placement Agency Agreement”) with the Company. Pursuant to the Placement Agency Agreement, as compensation for its services, the Placement Agent received a cash fee equal to $800,000, representing 5% of the gross proceeds received from the sale of the Shares and warrants. Pursuant to an amendment to the Placement Agency Agreement, dated August 25, 2008 (the “Amendment to Placement Agency Agreement”), the Company also agreed to pay the Placement Agent an aggregate commission equal to 5% of the gross proceeds of the exercise of the warrants in the Offering. The Placement Agent had no obligation to buy any of the Shares from the Company.

The form of Securities Purchase Agreement is attached as Exhibit 10.1 to the Previous Form 8-K, and is incorporated herein by reference. The Form of Warrant issued to the Purchasers is attached as Exhibit 4.1 to the Previous Form 8-K, and is incorporated herein by reference. The Placement Agency Agreement is attached as Exhibit 10.2 to the Previous Form 8-K and is incorporated herein by reference. The Amendment to Placement Agency Agreement is attached as Exhibit 10.3 to the Previous Form 8-K and is incorporated herein by reference. A copy of the opinion of Thelen Reid Brown Raysman & Steiner LLP, relating to the legality of the Shares and warrants is filed as Exhibit 5.1 to the Previous Form 8-K and was filed with reference to, and was thereby incorporated by reference into, the Registration Statement and Prospectus.

Item 9.01    Financial Statements And Exhibits.

(d)    Exhibits.

Exhibit No.	Description

4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

5.1	Opinion of Thelen Reid Brown Raysman & Steiner LLP (incorporated by reference to Exhibit 5.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

10.2
Placement Agency Agreement between the Company and Brean Murray, Carret & Co., LLC, accepted August 22, 2008 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

10.3
Amendment to Placement Agency Agreement between the Company and Brean Murray, Carret & Co., LLC, dated August 22, 2008 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

99.1	Presentation of the Company dated August 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

	By:	/s/ Tony Shen
Tony Shen
Chief Financial Officer and Secretary

Dated: September 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

5.1	Opinion of Thelen Reid Brown Raysman & Steiner LLP (incorporated by reference to Exhibit 5.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

10.2
Placement Agency Agreement between the Company and Brean Murray, Carret & Co., LLC, accepted August 22, 2008 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

10.3
Amendment to Placement Agency Agreement between the Company and Brean Murray, Carret & Co., LLC, dated August 22, 2008 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2008)

99.1	Presentation of the Company dated August 2008